INTERNATIONAL
7VK5675
Insituform

Insituform®

Global Pipeline Protection™

Insituform Technologies, Inc.
Investor Update
March 2011

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The
Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words
“anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors”
section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the
Securities and Exchange Commission on February 28, 2011. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the
Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements.
All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.
In addition, some of the market and industry date and forecast included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
Insituform®, the Insituform® logo, InsituMain®, United Pipeline Systems®, Bayou Companies™, Corrpro®, Insituform
Blue® and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform
Technologies, Inc. and its affiliates.

Global Pipeline Protection
SEWER
Sewer rehabilitation remains our core business, with profits and backlog improving in North America, Europe and Asia-Pacific.
WATER
Our new InsituMain system improves our ability to meet performance and competitive demands in the water industry.
ENERGY AND MINING
The scope of our energy and mining capabilities has significantly expanded with our acquisitions of The Bayou Companies and Corrpro Companies.

Insituform
Global Pipeline Protection

united
United Pipeline Systems

BAYOU
An Insituform Company

corrpro
An Insituform Company

GLOBAL PIPELINE PROTECTION™
➢ GLOBAL
 ❖ We have operations spanning six continents
 ❖ We are the only company of our kind with the
 comprehensive capabilities and experience needed to
 serve the world’s pipeline infrastructure
➢ PIPELINE
 ❖ Pipelines are the core of what we do
 ❖ We tackle the myriad of challenges facing corrosion
 prevention and pipeline repair for sewer, water, oil,
 gas and mining pipelines
➢ PROTECTION
 ❖ Internal corrosion is just one of the many threats facing pipelines
 ❖ We address a complete spectrum of pipeline
 protection needs - our goal is to safeguard pipes -
 inside and out, onshore and offshore - before, during
 and after installation

Strength in Numbers
▪ 2010 full year income from continuing operations per diluted share at $1.54, an improvement of over 48% from 2009, and an all-time earnings record for the
 Company
▪ Earnings per share have increased by 228% in the past three years
▪ Operating income as a percentage of revenue increased to 9.5%, an improvement of
 40% from 2009
▪ Return on invested capital (ROIC) increased to 9% in 2010 from 7% in 2009
▪ We anticipate earnings per diluted share of $1.75-$1.90 in 2011 as each of our business segments are poised for profitable growth and solid global market conditions
▪ We continue to believe we are on pace to our goal of 15% operating margin and
 ROIC in 2012

Key Business Initiatives
Our Vision

➢ SEWER REHABILITATION
 ▪ North America - Continue profitability improvements through optimization of project management and execution capabilities (both manufacturing and contracting businesses); building out a return driven water services platform to create leverage from our sewer business
 ▪ Europe - Focus on improving profitability through optimizing and right-sizing installation businesses, expanding third party tube sales throughout Europe and selectively targeting new lining products and services
 ▪ Asia-Pacific - Growth in India, Hong Kong, Singapore and Australia and expansion of third party tube sales through development of certified installer program throughout Asia
➢ ENERGY AND MINING
 ▪ Expand service offering selectively through joint ventures and partnerships - specialty linings, insulation coatings, double joint welding, etc.
 ▪ Focus on selective geographic expansion (Asia, Middle East) coordinated with current Insituform theatre management
 ▪ Continue investment in building business development opportunities for comprehensive service platform
 ▪ Well-positioned in key spend areas - Gulf of Mexico, Canadian Oil Sands
➢ WATER REHABILITATION
 ▪ Focus on successful implementation of InsituMain®
 ▪ Development of broader water platform to capitalize on growing water infrastructure needs globally with particular emphasis on leveraging our North American platform

(IN THOUSANDS, EXCEPT PER SHARE DATA)	FOR THE YEARS ENDED DECEMBER 31, 2010	2009	2008	2007	2006
Revenues	$ 914,975	$ 726,866	$ 536,664	$ 495,570	$ 527,419
Gross profit	229,580	190,591	129,597	99,108	129,003
Operating income	87,035	49,117	33,882	13,530	36,311
Operating margin	9.5%	6.8%	6.3%	2.7%	6.9%
Income from continuing operations	60,562	30,241	24,076	12,866	26,303
Income from continuing operations, excluding restructuring charges and acquisition-related expenses (non-GAAP) (Note 1)	**60,562**	**38,926**	**24,076**	**12,866**	**26,303**
Net income	60,462	26,171	21,640	2,543	24,678
Diluted Earnings Per Share					
Income from continuing operations	$ 1.54	$ 0.81	$ 0.86	$ 0.47	$ 0.96
Income from continuing operations, excluding restructuring charges and acquisition-related expenses (non-GAAP) (Note 1)	**1.54**	**1.04**	**0.86**	**0.47**	**0.96**
Net income	1.53	0.70	0.77	0.09	0.90

NOTE 1: For the 2009 Financial Reconciliation (Non-GAAP), see page A-2

2010 Gross Profit by Product
(Margin % at right)
$34,854
$3,025
$104,262
$38,576
$21,358
$27,505
Municipal - Sewer and Water Contracting (21.0%)
Industrial Contracting (27.2%)
Coatings and related services (21.6%)
Engineering Services (27.8%)
Manufacturing (Internal/External) (44.8%)
Licensing (royalties) (100.0%)

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Performance
2010 Income
from
Continuing
Operations up
56% from 2009
While Contracting
remains largest line of
business, strategy and
focus has been to
increase emphasis on
higher margin products
and services

Operating Cash Flows
(dollars in thousands)
$80,000
$60,000
$40,000
$20,000
$0
2006
2007
2008
2009
2010
Cash flow from continuing operations

Dec 2010 Debt to Equity
Debt
17%
Equity
83%

(dollars in thousands)	December 31, 2010	2009	2008
Consolidated Total Indebtedness	$ 104,743	$ 114,242	$ 65,938
Consolidated Total Equity	615,181	543,522	370,989
Debt to Equity	17.0%	21.0%	17.8%

Cash Balances
(in millions)
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$79.0
$99.3
$106.1
$114.8
2007
2008
2009
2010

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Condition
Company has a strong history of solid cash flow
Total cash (unrestricted) at December 31, 2010
was $114.8 million
Conservative capital structure,
coupled with strong cash flow will
enable Company to pursue strategic
opportunities for profitable growth

($ in "000")	2010	2009	2008 [1]	2007 [1]
Revenue	$ 400,638	$ 354,418	$ 340,296	$ 348,085
Gross profit	93,078	91,346	75,435	58,890
Gross margin %	*23.2%*	*25.8%*	*22.2%*	*16.9%*
Operating income	42,029	38,357	17,041	(3,367)
Operating margin %	*10.5%*	*10.8%*	*5.0%*	*-1.0%*
Backlog	155,631	180,858	150,808	159,974

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

North American Sewer Rehabilitation (NAR)

 PERFORMANCE
 ▪ Operating income in 2010 was a record and in 2011 expect to further improvement
 ▪ 13.0% growth in revenue from 2009 resulting from stronger market conditions
 ▪ Growth in operating income over last three years has been primarily attributable to the following factors - increasing manufacturing profitability through optimized internal transfer pricing arrangements and increased third party tube sales, improving project management capability and lower operating costs
 ▪ Win rate by dollar has remained steady
 OUTLOOK
 ▪ Market conditions continue to be solid as municipal budgets stablize
 ▪ Continue to optimize market share and win rate - focus on large projects and improving bidding discipline
 ▪ Continuous improvement in project management capability
 ▪ Continue to grow third party tube sales business through increased market penetration
 ▪ Increase operating expense efficiency - LEVERAGE GROWTH
(1) See financial reconciliation on page A-3

($ in "000")	2010	2009 (1)	2008	2007
Revenue	$ 382,246	$ 241,678	$ 60,567	$ 41,606
Gross profit	105,309	67,185	18,250	15,929
Gross margin %	*27.6%*	*27.8%*	*30.1%*	*38.3%*
Operating income	41,121	18,472	10,896	9,120
Operating margin %	*10.8%*	*7.6%*	*18.0%*	*21.9%*
Backlog	146,095	180,178	18,703	26,225

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Energy and Mining

 PERFORMANCE
 ▪ Strong rebound of oil, gas and mining commodity markets in 2010 have bolstered business across all business lines - linings, coatings and cathodic protection
 ▪ United Pipeline Systems (“UPS”) experienced record revenue and operating income in 2010 of $70.5 million and $11.9 million, respectively
 ▪ Bayou performance significantly increased in 2010 resulting from large coating projects driven primarily from US shale plays (natural gas)
 and Canadian Oil Sands pipeline development
 ▪ Corrpro achieved a record year in operating income on improved market penetration and controlled operating expenses
 OUTLOOK
 ▪ Bayou’s Canadian pipe coating and insulation operation (51% owned joint venture) exceeded 2010 expectations and we expect solid growth in 2011
 ▪ UPS should continue momentum of 2010 with another record year in 2011, maintaining strong backlog and gaining momentum in new international markets (e.g. Asia and Middle East)
 ▪ Corrpro backlog remains strong; re-entered Middle East market in 2010 and are exploring Asian platform opportunities; expect Corrpro to have another record year in 2011
(1) See financial reconciliation on page A-3

($ in "000")	2010	2009 (1)	2008 (1)	2007
Revenue	$ 74,050	$ 85,993	$ 104,225	$ 100,658
Gross profit	20,526	22,774	23,228	23,300
Gross margin %	*27.7%*	*26.5%*	*22.3%*	*23.1%*
Operating income	5,116	3,561	964	5,368
Operating margin %	*6.9%*	*4.1%*	*0.9%*	*5.3%*
Backlog	23,309	37,195	25,150	39,011

Insituform Global Pipeline Protection United Pipeline Systems BAYOU An Insituform Company corrpro An Insituform Company

European Sewer Rehabilitation

 PERFORMANCE
 ▪ Gross margin trends very positive - 27.7% in 2010, versus 26.5% for 2009 and 22.3% for 2008, despite weak market conditions prevailing in many parts of market (UK, France, Eastern Europe)
 ▪ Quality improvements - large improvement on project execution
 ▪ In December 2009, reorganized the European business, exiting certain unprofitable contracting markets, along with realignment of various functions and responsibilities throughout Europe, thereby reducing administrative overhead costs -annualized cost savings of approximately
 $3.2 million realized in 2010
 ▪ Continuing to pursue opportunities for growing third-party tube sales throughout Europe - expanding product capabilities to include structural glass liners
 ▪ German JV - continuing to improve revenue and profitability from stronger market conditions and new products to the market
 OUTLOOK
 ▪ Improved profitability in 2011 from a variety of factors - return of UK market, improved manufacturing profitability resulting from growth in third party tube sales and more optimized transfer pricing, and lower operating costs
 ▪ Expansion of higher margin profile product and service capabilities through selective partnering and distribution arrangements
 ▪ Introduction of InsituMain® into select European markets
(1) See financial reconciliation on page A-3

($ in "000")	2010	2009 [1]	2008	2007
Revenue	$ 43,493	$ 33,256	$ 10,129	$ 973
Gross profit	10,108	9,032	2,938	544
Gross margin %	*23.2%*	*27.2%*	*29.0%*	*55.9%*
Operating income	105	3,441	1,639	(507)
Operating margin %	*0.2%*	*10.3%*	*16.2%*	*-52.1%*
Backlog	79,825	57,423	46,238	34,362

Insituform Global Pipeline Protection
United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Asia-Pacific Sewer Rehabilitation

 PERFORMANCE
 ▪ Grew revenues from $1.0 million in 2007 to $43.5 million in 2010
 ▪ Creating a capable execution organization on a market-specific basis - contracting focused on large-diameter pipes and product sale focused on small-diameter pipes
 ▪ Australia performed above our expectations in 2010 as a result of solid performance on large Sydney Water projects; also expanded presence in other large Australian cities
 ▪ Singapore - acquired licensee in January 2010, approximately $22 million in backlog at 12/31/10
 ▪ Certified installer program to promote tube sales in small-diameter markets (Singapore, Malaysia, China)
 ▪ Early 2010 Indian results impacted by one-time project write-down in India of approximately $3 million
 ▪ Year-end backlog of $79.8 million versus $57.4 million at December 31, 2009, an increase of 39%, due to strength of Australia, Hong-Kong and Singapore markets
 OUTLOOK
 ▪ Growth from strong backlog positions in Australia, Hong Kong and Singapore
 ▪ Expect substantial improvement in profitability in 2011 from growth in all markets and the elimination of losses in India from 2010
 ▪ Indian market should return to normal market conditions, with large tenders coming in early 2011 and more stabilized contractual specifications on new projects
(1) See financial reconciliation on page A-3

($ in "000")	2010	2009	2008	2007
Revenue	$ 14,548	$ 11,521	$ 13,447	$ 4,248
Gross profit	559	254	1,745	445
Gross margin %	*3.8%*	*2.2%*	*13.0%*	*10.5%*
Operating loss	(1,336)	(2,578)	(1,658)	(1,584)
Operating margin %	*-9.2%*	*-22.4%*	*-12.3%*	*-37.3%*
Backlog	3,815	7,708	8,173	2,113

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Water Rehabilitation

 PERFORMANCE
 ▪ Introduced InsituMain® in March 2009 -
 - Fully structural CIPP water product
 - Current capability - diameters from 6” to 36”, operating pressures up to 150 psi and any type of host pipe material - very important as it should allow us to address 70% of market issues
 ▪ Pilot testing throughout 2009 and 2010 has been successful
 ▪ Key to success and growth - getting cost profile below dig and replace methods.
 OUTLOOK
 ▪ 2010 was a pivotal year for the business segment as it transitions from pilot phase into fully commercial contracting business
 ▪ Expect to continue expanding product and service capabilities in 2011
 ▪ Strategically pursuing broader product/service opportunities to complement execution capabilities and geographic footprint / customer relationships

Focus on Water and Energy for Future Growth

➢ We are continuing to review opportunities to expand
 capability:
 ❖ Broader linings capabilities and insulation products in high spend geographies - Gulf of Mexico, Canadian Oil Sands
 ❖ Expand Water platform focused on inspection / leak detection and broader product capability
 ❖ Break-through in India to create a growing bid table reflective of need
 ❖ Continue to broaden our Asia-Pacific platform positioning our product/services to take advantage of theatre growth

STRENGTH IN NUMBERS
2,500
$915 million

Insituform
Global Pipeline Protection
united
United Pipeline Systems
BAYOU
corrpro
An Insituform Company

Strength in Numbers

➢ We have expanded our vision and
 opened up much larger addressable
 markets to sustain higher growth rates
 in the future
➢ We have momentum in each of our
 business segments for growth in
 revenue and profitability
➢ Annual earnings per share guidance for
 2011 of $1.75 - $1.90 (growth from
 2010 of 14% - 23% )

Appendix

We are Insituform.

The Insituform Family of Companies

Insituform
ST. LOUIS, MO

	Core Business	Key products & services / Markets served: Wastewater	Drinking Water	Energy & Mining
Insituform Technologies, Inc. St. Louis, Missouri	Rehabilitation solutions for wastewater and drinking water pipelines	Insituform® CIPP iPlus® Composite iPlus Infusion®	InsituMain™ CIPP InsituGuard® Thermopipe® iTAP® Robotic Service Reinstatement	
United Pipeline Systems Durango, Colorado	High density polyethelene lining solutions for the rehabilitation and protection of pipelines used to transport corrosive or abrasive materials	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™
The Bayou Companies, Inc. New Iberia, Louisiana	Project management, logistics and prefabrication of onshore, offshore and deepwater pipelines, including coating, lining and insulation			Fusion bond epoxy coatings Deepwater insulations Steel catenary riser welding Quad joint fabrication Barge, rail and truck loading/unloading capabilities
Corrpro Companies, Inc. Houston, Texas	Cathodic protection systems, corrosion solutions and engineering services for wastewater, drinking water, energy and mining pipelines, storage tanks and other structures	Cathodic protection systems and accessories Corrosion control services Pipeline construction Pipeline inspection, monitoring and maintenance Pipeline integrity management		

Insituform® Global Pipeline Protection®

united United Pipeline Systems

BAYOU An Insituform Company

corrpro® An Insituform® Company

Insituform is a leading global provider of proprietary technologies and services for rehabilitating and maintaining sewer, water and energy and mining piping systems and the corrosion protection of industrial pipelines

2009 Financial Reconciliation (Non-GAAP)	Amount	EPS
Income from continuing operations (as reported)	$ 30,241	$ 0.81
Restructuring charges	3,796	0.10
Acquisition-related expenses (credits)	4,889	0.13
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses	$ 38,926	$ 1.04

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP) on page 5:

European Sewer Rehabilitation			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 85,993	$ -	$ 85,993
Gross profit	22,774	-	22,774
Operating expense	20,430	(1,217)	19,213
Restructuring charges	3,349	(3,349)	-
Operating income	**(1,005)**	**4,566**	**3,561**

North American Sewer Rehabilitation (NAR)			
($ in "000")	As Reported 2007	Adjustment	Adjusted 2007
Revenue	$ 348,085	$ -	$348,085
Gross profit	58,890	-	58,890
Operating expense	62,257	-	62,257
Settlement of litigation	(4,500)	4,500	-
Operating income	**1,133**	**(4,500)**	**(3,367)**

Asia-Pacific Sewer Rehabilitation			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 33,256	$ -	$ 33,256
Gross profit	9,032	-	9,032
Operating expense	5,591	-	5,591
Acquisition-related expenses	22	(22)	-
Operating income	**3,419**	**22**	**3,441**

North American Sewer Rehabilitation (NAR)			
($ in "000")	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 340,296	$ -	$340,296
Gross profit	75,435	-	75,435
Operating expense	60,094	-	60,094
Proxy-related expenses	-	(1,700)	(1,700)
Operating income	**15,341**	**1,700**	**17,041**

Energy and Mining			
($ in "000")	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 241,678	$ -	$241,678
Gross profit	67,185	-	67,185
Operating expense	48,713	-	48,713
Restructuring charges	676	(676)	-
Acquisition-related expenses	6,872	(6,872)	-
Operating income	**10,924**	**7,548**	**18,472**

European Sewer Rehabilitation			
($ in "000")	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 112,225	$ (8,000)	$104,225
Gross profit	31,228	(8,000)	23,228
Operating expense	23,564	-	23,564
Settlement of litigation	-	(1,300)	(1,300)
Operating income	**7,664**	**(6,700)**	**964**

Insituform Global Pipeline Protection · united United Pipeline Systems · BAYOU An Insituform Company · corrpro An Insituform Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP)